Mineral Licenses, Net (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Mineral Licenses

Mineral licenses, net are comprised of the following:

	December 31, 2012	December 31, 2011
Coal deposits	3,917,536	3,814,771
Chrome deposits	1,367,152	1,388,856
Iron ore deposits	91,376	78,059
Nickel deposits	—	34,516
Limestone deposits	2,851	2,689
Quartzite deposits	308	306

Mineral licenses before depletion	5,379,223	5,319,197
Accumulated depletion	(720,566)	(585,521)

Mineral licenses, net	4,658,657	4,733,676